DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015		Dec 31, 2016	Dec 31, 2015	2016 vs. 2015
EARNINGS SUMMARY
Interest Income	$2,258	$2,184	$2,090	$2,084	$2,061	$197	10%	$8,616	$7,945	$671	8%
Interest Expense	366	359	339	334	329	37	11%	1,398	1,263	135	11%
Net Interest Income	1,892	1,825	1,751	1,750	1,732	160	9%	7,218	6,682	536	8%
Discount/Interchange Revenue	665	631	636	565	635	30	5%	2,497	2,397	100	4%
Rewards Cost	411	368	371	292	372	39	10%	1,442	1,280	162	13%
Discount and Interchange Revenue, net	254	263	265	273	263	(9)	(3%)	1,055	1,117	(62)	(6%)
Protection Products Revenue	59	60	59	61	60	(1)	(2%)	239	261	(22)	(8%)
Loan Fee Income	93	91	79	80	87	6	7%	343	335	8	2%
Transaction Processing Revenue	40	40	39	36	38	2	5%	155	159	(4)	(3%)
Other Income	20	22	23	24	25	(5)	(20%)	89	185	(96)	(52%)
Total Other Income	466	476	465	474	473	(7)	(1%)	1,881	2,057	(176)	(9%)

Revenue Net of Interest Expense	2,358	2,301	2,216	2,224	2,205	153	7%	9,099	8,739	360	4%

Provision for Loan Losses	578	445	412	424	484	94	19%	1,859	1,512	347	23%

Employee Compensation and Benefits	352	342	340	345	333	19	6%	1,379	1,327	52	4%
Marketing and Business Development	176	195	198	162	196	(20)	(10%)	731	745	(14)	(2%)
Information Processing & Communications	81	81	89	88	87	(6)	(7%)	339	349	(10)	(3%)
Professional Fees	152	143	150	160	170	(18)	(11%)	605	610	(5)	(1%)
Premises and Equipment	23	25	23	24	24	(1)	(4%)	95	95	—	—%
Other Expense	113	109	106	107	123	(10)	(8%)	435	489	(54)	(11%)
Total Other Expense	897	895	906	886	933	(36)	(4%)	3,584	3,615	(31)	(1%)

Income Before Income Taxes	883	961	898	914	788	95	12%	3,656	3,612	44	1%
Tax Expense	320	322	282	339	288	32	11%	1,263	1,315	(52)	(4%)
Net Income	$563	$639	$616	$575	$500	$63	13%	$2,393	$2,297	$96	4%

Net Income Allocated to Common Stockholders	$550	$625	$602	$562	$488	$62	13%	$2,339	$2,246	$93	4%

Effective Tax Rate	36.3%	33.5%	31.4%	37.1%	36.5%			34.6%	36.4%

Net Interest Margin	10.07%	9.99%	9.94%	9.94%	9.75%	32	bps	9.99%	9.68%	31	bps
Operating Efficiency	38.0%	38.9%	40.9%	39.8%	42.3%	(430)	bps	39.4%	41.4%	(200)	bps
ROE	20%	23%	22%	21%	18%			21%	21%

Ending Common Shares Outstanding	389	396	407	414	422	(33)	(8%)	389	422	(33)	(8%)
Weighted Average Common Shares Outstanding	392	402	410	417	426	(34)	(8%)	405	437	(32)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	393	402	411	417	426	(33)	(8%)	406	438	(32)	(7%)

PER SHARE STATISTICS
Basic EPS	$1.40	$1.56	$1.47	$1.35	$1.15	$0.25	22%	$5.77	$5.14	$0.63	12%
Diluted EPS	$1.40	$1.56	$1.47	$1.35	$1.14	$0.26	23%	$5.77	$5.13	$0.64	12%
Common Stock Price (period end)	$72.09	$56.55	$53.59	$50.92	$53.62	$18.47	34%	$72.09	$53.62	$18.47	34%
Book Value per share	$29.13	$28.62	$28.03	$27.32	$26.74	$2.39	9%	$29.13	$26.74	$2.39	9%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015		Dec 31, 2016	Dec 31, 2015	2016 vs. 2015
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$868	$931	$868	$882	$767	$101	13%	$3,549	$3,512	$37	1%
Payment Services	15	30	30	32	21	(6)	(29%)	107	100	7	7%
Total	$883	$961	$898	$914	$788	$95	12%	$3,656	$3,612	$44	1%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	566	535	538	486	546	20	4%	2,125	2,033	92	5%
PULSE Network	891	871	853	841	905	(14)	(2%)	3,456	3,890	(434)	(11%)
Total	1,457	1,406	1,391	1,327	1,451	6	—%	5,581	5,923	(342)	(6%)

NETWORK VOLUME
PULSE Network	$35,554	$33,913	$33,856	$34,680	$35,902	($348)	(1%)	$138,003	$150,145	($12,142)	(8%)
Network Partners	3,235	3,313	3,713	3,572	3,274	(39)	(1%)	13,833	12,965	868	7%
Diners Club International [1]	7,334	7,331	7,198	6,738	6,760	574	8%	28,601	26,567	2,034	8%
Total Payment Services	46,123	44,557	44,767	44,990	45,936	187	—%	180,437	189,677	(9,240)	(5%)
Discover Network - Proprietary	34,029	31,759	31,780	28,576	32,910	1,119	3%	126,144	122,726	3,418	3%
Total	$80,152	$76,316	$76,547	$73,566	$78,846	$1,306	2%	$306,581	$312,403	($5,822)	(2%)

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$13,766	$15,728	$14,236	$16,101	$12,755	$1,011	8%
Total Loan Receivables	77,254	73,551	71,924	70,320	72,385	4,869	7%
Allowance for Loan Losses	(2,167)	(2,024)	(1,949)	(1,921)	(1,869)	(298)	(16%)
Net Loan Receivables	75,087	71,527	69,975	68,399	70,516	4,571	6%
Premises and Equipment, net	734	722	708	706	693	41	6%
Goodwill and Intangible Assets, net	421	421	422	422	423	(2)	—%
Other Assets	2,300	2,143	2,170	2,465	2,412	(112)	(5%)
Total Assets	$92,308	$90,541	$87,511	$88,093	$86,799	$5,509	6%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$36,002	$35,323	$34,101	$32,818	$30,866	$5,136	17%
Brokered Deposits and Other Deposits	15,990	13,922	14,426	15,647	16,665	(675)	(4%)
Deposits	51,992	49,245	48,527	48,465	47,531	4,461	9%
Borrowings	25,443	26,830	24,681	24,752	24,650	793	3%
Accrued Expenses and Other Liabilities	3,550	3,119	2,906	3,560	3,343	207	6%
Total Liabilities	80,985	79,194	76,114	76,777	75,524	5,461	7%
Total Equity	11,323	11,347	11,397	11,316	11,275	48	—%
Total Liabilities and Stockholders' Equity	$92,308	$90,541	$87,511	$88,093	$86,799	$5,509	6%

LIQUIDITY
Liquidity Portfolio	$12,635	$14,017	$13,455	$14,556	$12,077	$558	5%
Undrawn Credit Facilities [1]	30,194	29,048	30,777	30,077	30,682	(488)	(2%)
Total Liquidity	$42,829	$43,065	$44,232	$44,633	$42,759	$70	—%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015
BALANCE SHEET STATISTICS
Total Common Equity	$10,763	$10,787	$10,837	$10,756	$10,715	$48	—%
Total Common Equity/Total Assets	11.7%	11.9%	12.4%	12.2%	12.3%
Total Common Equity/Net Loans	14.3%	15.1%	15.5%	15.7%	15.2%

Tangible Assets	$91,887	$90,120	$87,089	$87,671	$86,376	$5,511	6%
Tangible Common Equity [1]	$10,342	$10,366	$10,415	$10,334	$10,292	$50	—%
Tangible Common Equity/Tangible Assets [1]	11.3%	11.5%	12.0%	11.8%	11.9%
Tangible Common Equity/Net Loans [1]	13.8%	14.5%	14.9%	15.1%	14.6%
Tangible Common Equity per share [1]	$26.60	$26.15	$25.62	$24.95	$24.41	$2.19	9%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	15.5%	16.3%	16.7%	16.8%	16.5%
Tier 1 Risk Based Capital Ratio	13.9%	14.6%	15.0%	15.0%	14.7%
Tier 1 Leverage Ratio	12.3%	12.6%	12.8%	12.8%	12.9%
Common Equity Tier 1 Capital Ratio	13.2%	13.9%	14.3%	14.3%	13.9%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	13.2%	13.8%	14.2%	14.2%	13.9%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	3.6	3.7	3.7	3.8	3.9

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the twelve months ended December 31, 2016, the nine months ended September 30, 2016, the six months ended June 30, 2016, the three months ended March 31, 2016 and the twelve months ended December 31, 2015

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015
AVERAGE BALANCES
Assets
Cash and Investment Securities	$13,567	$13,761	$14,299	$13,452	$12,881	$686	5%
Restricted Cash	473	621	263	801	529	(56)	(11%)
Credit Card Loans	59,121	57,561	56,124	56,124	56,050	3,071	5%
Private Student Loans	8,954	8,795	8,816	8,967	8,732	222	3%
Personal Loans	6,425	6,036	5,608	5,503	5,488	937	17%
Other Loans	275	276	262	243	233	42	18%
Total Loans	74,775	72,668	70,810	70,837	70,503	4,272	6%
Total Interest Earning Assets	88,815	87,050	85,372	85,090	83,913	4,902	6%
Allowance for Loan Losses	(2,021)	(1,947)	(1,918)	(1,866)	(1,794)	(227)	13%
Other Assets	4,162	4,282	4,502	4,453	4,357	(195)	(4%)
Total Assets	$90,956	$89,385	$87,956	$87,677	$86,476	$4,480	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$35,396	$34,488	$33,215	$31,529	$30,126	$5,270	17%
Brokered Deposits and Other Deposits	14,355	14,267	14,740	15,982	16,504	(2,149)	(13%)
Total Interest-bearing Deposits	49,751	48,755	47,955	47,511	46,630	3,121	7%
Short-term Borrowings	1	2	2	2	—	1	NM
Securitized Borrowings	16,817	16,736	16,635	16,950	16,628	189	1%
Other Long-term Borrowings	9,042	8,746	7,984	7,934	7,900	1,142	14%
Total Interest-bearing Liabilities	75,611	74,239	72,576	72,397	71,158	4,453	6%
Other Liabilities & Stockholders' Equity	15,345	15,146	15,380	15,280	15,318	27	—%
Total Liabilities and Stockholders' Equity	$90,956	$89,385	$87,956	$87,677	$86,476	$4,480	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.72%	0.70%	0.71%	0.72%	0.61%	11	bps
Restricted Cash	0.37%	0.32%	0.41%	0.40%	0.16%	21	bps
Credit Card Loans	12.62%	12.53%	12.42%	12.42%	12.20%	42	bps
Private Student Loans	7.06%	7.13%	7.13%	7.02%	6.88%	18	bps
Personal Loans	12.09%	12.23%	12.25%	12.20%	11.79%	30	bps
Other Loans	4.88%	4.96%	5.04%	5.18%	4.88%	—	bps
Total Loans	11.88%	11.82%	11.72%	11.69%	11.49%	39	bps
Total Interest Earning Assets	10.12%	9.98%	9.84%	9.85%	9.75%	37	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.26%	1.26%	1.22%	1.22%	1.21%	5	bps
Brokered Deposits and Other Deposits	1.93%	1.90%	1.78%	1.68%	1.60%	33	bps
Total Interest-bearing Deposits	1.45%	1.45%	1.39%	1.37%	1.35%	10	bps
Short-term Borrowings	0.60%	0.62%	0.64%	0.64%	—%	60	bps
Securitized Borrowings	2.09%	2.07%	2.06%	2.04%	1.99%	10	bps
Other Long-term Borrowings	4.26%	4.27%	4.40%	4.38%	4.33%	(7)	bps
Total Interest-bearing Liabilities	1.93%	1.92%	1.88%	1.86%	1.83%	10	bps

Net Interest Margin	10.07%	9.99%	9.94%	9.94%	9.75%	32	bps
Net Yield on Interest-earning Assets	8.47%	8.34%	8.25%	8.27%	8.19%	28	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015		Dec 31, 2016	Dec 31, 2015	2016 vs. 2015
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$77,254	$73,551	$71,924	$70,320	$72,385	$4,869	7%	$77,254	$72,385	$4,869	7%
Average Loans [1,2]	$74,775	$72,668	$70,810	$70,837	$70,503	$4,272	6%	$72,280	$69,061	$3,219	5%

Interest Yield	11.88%	11.82%	11.72%	11.69%	11.49%	39	bps	11.78%	11.40%	38	bps
Gross Principal Charge-off Rate	2.91%	2.66%	2.87%	2.80%	2.65%	26	bps	2.81%	2.69%	12	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.02%	2.77%	2.99%	2.92%	2.78%	24	bps	2.93%	2.82%	11	bps
Net Principal Charge-off Rate	2.31%	2.02%	2.18%	2.11%	2.02%	29	bps	2.16%	2.01%	15	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.39%	2.10%	2.27%	2.21%	2.11%	28	bps	2.24%	2.12%	12	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.97%	1.79%	1.60%	1.64%	1.67%	30	bps	1.97%	1.67%	30	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.87%	0.77%	0.71%	0.79%	0.76%	11	bps	0.87%	0.76%	11	bps
Gross Principal Charge-off Dollars	$548	$488	$505	$493	$472	$76	16%	$2,034	$1,855	$179	10%
Net Principal Charge-off Dollars	$435	$370	$384	$372	$358	$77	22%	$1,561	$1,389	$172	12%
Net Interest and Fee Charge-off Dollars	$94	$80	$84	$86	$86	$8	9%	$344	$349	($5)	(1%)
Loans Delinquent Over 30 Days [3]	$1,469	$1,269	$1,104	$1,105	$1,153	$316	27%	$1,469	$1,153	$316	27%
Loans Delinquent Over 90 Days [3]	$652	$545	$491	$531	$530	$122	23%	$652	$530	$122	23%

Allowance for Loan Loss (period end)	$2,167	$2,024	$1,949	$1,921	$1,869	$298	16%	$2,167	$1,869	$298	16%
Change in Loan Loss Reserves	$143	$75	$28	$52	$126	$17		$298	$123	$175
Reserve Rate	2.80%	2.75%	2.71%	2.73%	2.58%	22	bps	2.80%	2.58%	22	bps
Reserve Rate Excluding PCI Loans [3]	2.86%	2.81%	2.77%	2.80%	2.65%	21	bps	2.86%	2.65%	21	bps

CREDIT CARD LOANS
Ending Loans	$61,522	$58,006	$57,219	$55,620	$57,896	$3,626	6%	$61,522	$57,896	$3,626	6%
Average Loans	$59,121	$57,561	$56,124	$56,124	$56,050	$3,071	5%	$57,238	$54,846	$2,392	4%

Interest Yield	12.62%	12.53%	12.42%	12.42%	12.20%	42	bps	12.50%	12.08%	42	bps
Gross Principal Charge-off Rate	3.19%	2.93%	3.21%	3.15%	2.94%	25	bps	3.12%	3.03%	9	bps
Net Principal Charge-off Rate	2.47%	2.17%	2.39%	2.34%	2.18%	29	bps	2.34%	2.22%	12	bps
Delinquency Rate (over 30 days)	2.04%	1.87%	1.63%	1.68%	1.72%	32	bps	2.04%	1.72%	32	bps
Delinquency Rate (over 90 days)	0.97%	0.86%	0.78%	0.86%	0.85%	12	bps	0.97%	0.85%	12	bps
Gross Principal Charge-off Dollars	$474	$425	$448	$439	$415	$59	14%	$1,786	$1,660	$126	8%
Net Principal Charge-off Dollars	$369	$314	$334	$326	$309	$60	19%	$1,343	$1,220	$123	10%
Loans Delinquent Over 30 Days	$1,252	$1,086	$933	$934	$995	$257	26%	$1,252	$995	$257	26%
Loans Delinquent Over 90 Days	$597	$500	$444	$480	$490	$107	22%	$597	$490	$107	22%

Allowance for Loan Loss (period end)	$1,790	$1,661	$1,603	$1,590	$1,554	$236	15%	$1,790	$1,554	$236	15%
Change in Loan Loss Reserves	$129	$58	$13	$36	$95	$34		$236	$80	$156
Reserve Rate	2.91%	2.86%	2.80%	2.86%	2.68%	23	bps	2.91%	2.68%	23	bps

Total Discover Card Volume	$35,440	$33,471	$33,409	$30,004	$33,830	$1,610	5%	$132,324	$127,825	$4,499	4%
Discover Card Sales Volume	$32,486	$30,683	$30,702	$27,552	$31,672	$814	3%	$121,423	$118,442	$2,981	3%
Rewards Rate	1.26%	1.20%	1.21%	1.06%	1.18%	8	bps	1.19%	1.08%	11	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015		Dec 31, 2016	Dec 31, 2015	2016 vs. 2015
PRIVATE STUDENT LOANS
Ending Loans	$8,977	$8,995	$8,725	$8,914	$8,763	$214	2%	$8,977	$8,763	$214	2%
Ending PCI Loans [1]	$2,584	$2,708	$2,834	$2,965	$3,116	($532)	(17%)	$2,584	$3,116	($532)	(17%)

Interest Yield	7.06%	7.13%	7.13%	7.02%	6.88%	18	bps	7.09%	6.90%	19	bps
Net Principal Charge-off Rate	1.00%	0.70%	0.74%	0.56%	0.82%	18	bps	0.75%	0.65%	10	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.42%	1.02%	1.10%	0.85%	1.30%	12	bps	1.10%	1.07%	3	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	2.22%	1.87%	1.88%	1.92%	1.91%	31	bps	2.22%	1.91%	31	bps

Reserve Rate	1.74%	1.74%	1.73%	1.65%	1.63%	11	bps	1.74%	1.63%	11	bps
Reserve Rate excluding PCI Loans [2]	1.91%	1.92%	1.95%	1.86%	1.88%	3	bps	1.91%	1.88%	3	bps

PERSONAL LOANS
Ending Loans	$6,481	$6,273	$5,708	$5,534	$5,490	$991	18%	$6,481	$5,490	$991	18%

Interest Yield	12.09%	12.23%	12.25%	12.20%	11.79%	30	bps	12.19%	12.04%	15	bps
Net Principal Charge-off Rate	2.70%	2.63%	2.38%	2.45%	2.28%	42	bps	2.55%	2.15%	40	bps
Delinquency Rate (over 30 days)	1.12%	0.98%	1.02%	0.97%	0.89%	23	bps	1.12%	0.89%	23	bps

Reserve Rate	3.09%	2.98%	3.07%	2.99%	2.82%	27	bps	3.09%	2.82%	27	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Dec 31, 2016 vs. Dec 31, 2015		Dec 31, 2016	Dec 31, 2015	2016 vs. 2015
DIRECT BANKING
Interest Income	$2,258	$2,184	$2,090	$2,084	$2,061	$197	10%	$8,616	$7,945	$671	8%
Interest Expense	366	359	339	334	329	37	11%	1,398	1,263	135	11%
Net Interest Income	1,892	1,825	1,751	1,750	1,732	160	9%	7,218	6,682	536	8%
Other Income	401	408	396	406	408	(7)	(2%)	1,611	1,779	(168)	(9%)
Revenue Net of Interest Expense	2,293	2,233	2,147	2,156	2,140	153	7%	8,829	8,461	368	4%
Provision for Loan Losses	579	445	411	423	486	93	19%	1,858	1,512	346	23%
Total Other Expense	846	857	868	851	887	(41)	(5%)	3,422	3,437	(15)	—%
Income Before Income Taxes	$868	$931	$868	$882	$767	$101	13%	$3,549	$3,512	$37	1%

Net Interest Margin	10.07%	10.00%	9.95%	9.94%	9.75%	32	bps	9.99%	9.68%	31	bps
Pretax Return on Loan Receivables	4.62%	5.10%	4.93%	5.01%	4.32%	30	bps	4.91%	5.09%	(18)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	65	68	69	68	65	—	—%	270	278	(8)	(3%)
Revenue Net of Interest Expense	65	68	69	68	65	—	—%	270	278	(8)	(3%)
Provision for Loan Losses	(1)	—	1	1	(2)	1	(50%)	1	—	1	NM
Total Other Expense	51	38	38	35	46	5	11%	162	178	(16)	(9%)
Income Before Income Taxes	$15	$30	$30	$32	$21	($6)	(29%)	$107	$100	$7	7%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided

Discover card sales volume represents Discover card activity related to net sales

Discover card volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network proprietary volume represents gross proprietary sales volume on the Discover Network

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, to be considered "well-capitalized," total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 10%, 8%, 5%, and 6.5% respectively must be maintained. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
GAAP Total Common Equity	$10,763	$10,787	$10,837	$10,756	$10,715
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(166)	(166)	(167)	(167)	(168)
Tangible Common Equity [1]	$10,342	$10,366	$10,415	$10,334	$10,292

Common Equity Tier 1 Capital (Basel III Transition)	$10,592	$10,618	$10,677	$10,593	$10,566
Adjustments Related To Capital Components During Transition [2]	(52)	(52)	(53)	(54)	(82)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,540	$10,566	$10,624	$10,539	$10,484

Risk Weighted Assets (Basel III Transition)	$80,093	$76,560	$74,892	$74,205	$75,787
Risk Weighted Assets (Basel III Fully Phased-in) [3]	$80,027	$76,493	$74,824	$74,137	$75,685

Common Equity Tier 1 Capital Ratio (Basel III Transition)	13.2%	13.9%	14.3%	14.3%	13.9%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [4]	13.2%	13.8%	14.2%	14.2%	13.9%

GAAP Book Value Per Share	$29.13	$28.62	$28.03	$27.32	$26.74
Less: Goodwill	(0.67)	(0.64)	(0.62)	(0.62)	(0.60)
Less: Intangibles	(0.42)	(0.42)	(0.41)	(0.40)	(0.40)
Less: Preferred Stock	(1.44)	(1.41)	(1.38)	(1.35)	(1.33)
Tangible Common Equity Per Share	$26.60	$26.15	$25.62	$24.95	$24.41

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

[2] Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

[3] Key differences under fully phased-in Basel III rules in the calculation of risk weighted assets include higher risk weighting for past due loans and unfunded commitments

[4]  Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms